UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2017 (January 27, 2017)

Li3 Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54303	20-3061907
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

Matias Cousiño 82, Of 806

Santiago de Chile, 8320269

Chile

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  +56 (2) 2896-9100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Merger Agreement and Merger Consideration

On January 27, 2017, Li3 Energy, Inc., a Nevada corporation (“Li3” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bearing Resources Ltd., a corporation formed under the laws of British Columbia, Canada (“Bearing”), and Li Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of Bearing (“Merger Sub”).

The Merger Agreement provides for the acquisition by Bearing of all of the outstanding capital stock of the Company, through the merger of Merger Sub with and into the Company, with the Company surviving such merger as a direct wholly-owned subsidiary of Bearing (the “Merger”). As a result of the closing of the Merger Agreement (the “Closing”) and consummation of the Merger, at the effective time of the Merger (the “Effective Time”), and subject to the terms and conditions set forth in the Merger Agreement, the holders of the Company’s issued and outstanding shares of common stock, par value $0.001 per share (the “Company Common Stock”) will receive an aggregate total of 16 million newly issued shares (the “Merger Consideration”) of common stock, no par value, of Bearing (“Bearing Common Stock”), with each holder of Company Common Stock receiving its pro rata share of the Merger Consideration. Upon the Effective Time, (1) the outstanding warrants to purchase shares of Company Common Stock (the “Company Warrants”) will be assumed by Bearing and converted into the right to acquire Bearing Common Stock (or cash, if so provided under the terms of such Company Warrant) (the “Assumed Warrants”), with each Assumed Warrant having the same terms and conditions as the corresponding original Company Warrant, except that the number of shares of Bearing Common Stock which can be acquired thereunder and the exercise price will be equitably adjusted, and (3) the holders of the Company’s issued and outstanding options (the “Company Options”) and restricted stock units (the “Company RSUs”) will have their Company Options and Company Restricted Stock Units, as applicable, cancelled by Bearing and will instead receive substantially identical options (the “Replacement Options”) or restricted stock units (the “Replacement RSUs”), as applicable, to acquire shares of Bearing Common Stock upon the exercise of such Replacement Options or Replacement RSUs, with the number of shares which can be acquired thereunder and the exercise price equitably adjusted.

Representations and Warranties

Under the Merger Agreement, the Company, on the one hand, and Bearing and Merger Sub, on the other hand, each made representations and warranties for transactions of this nature. The representations and warranties made by the parties in the Merger Agreement will not survive the Closing.

The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations and warranties in the Merger Agreement are also modified in important part by the disclosure schedules and annexes attached thereto, which are not filed publicly and which may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that differ from what may be viewed as material to investors.  The representations and warranties in the Merger Agreement and the items listed in the disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Covenants of the Parties

Each party agreed in the Merger Agreement to use their reasonable best efforts to effect the Closing. The Merger Agreement also contains certain covenants by the parties during the period between the signing of the Merger Agreement and the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, including covenants regarding (1) continuing to operate their respective businesses in the ordinary course consistent with past practice, preserving their respective business organizations and material assets, maintaining their respective rights and franchises, keeping available the services of their respective employees, consultants, and independent contractors, and taking no action that would be reasonably likely to materially adversely affect their respective abilities to obtain any consents required for the transactions contemplated by the Merger Agreement, or that would materially adversely affect their respective abilities to perform their respective covenants under the Merger Agreement, (2) refraining from taking certain actions outside the ordinary course of business, (3) notification of any communication alleging that a consent is required from a third party, communications from government authorities regarding the Merger, litigation or certain other matters, (4) filing reports required by the Securities Act of 1933, as amended (the “Securities Act”), the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable securities laws, the rules of any stock exchange on which their respective securities are listed and, with respect to Bearing, the TSX Venture Exchange, and the filing of the Registration Statement and Proxy Statement/Prospectus as described below, (5) if required, a requirement for Bearing to hold a shareholders meeting to approve the Merger Agreement and related transactions, (6) with respect to the Company, no solicitation of other competing transactions, and with respect to Bearing, no solicitation of transactions that would reasonably be expected to materially delay, impair or prohibit the timely occurrence of the Closing or Bearing’s performance of its obligations under the Merger Agreement, (7) the provision of access to their respective properties, books and personnel, (8) reasonable efforts to make all necessary filings, consummate the Closing and obtain third party and regulatory approvals, (9) indemnification and advancement of expenses of all officers and directors of the Company or persons who were serving as directors or officers of others enterprise at the request of the Company, (10) generally not releasing any press releases or making any public disclosures materially related to the Merger Agreement, the Merger or the transactions contemplated thereby without the consent of the other party, (11) taking all necessary action to ensure that entering into the Merger Agreement and related transactions does not result in the grant of any rights to any person under such person’s organizational documents or restrict or impair any party’s ability to vote or exercise its shareholder rights with respect to shares of the Company, and that no party adopts any anti-takeover plan or arrangement, (12) the provision of pension, welfare and fringe benefits by Bearing to employees of the Company and its subsidiaries, (13) keeping the other parties informed of any shareholder litigation or claims against such party or its directors or officers and a not settling any such litigation or claim without the consent of the other party, (14) cooperating with one another and using reasonable efforts to, promptly after the Effective Time, cause the shares of Company Common Stock to be removed from the OTCQB and to deregister the Company Common Stock under the Exchange Act, (15) confidentiality, (16) the Company using commercially reasonable efforts to cause certain of its insider shareholders to enter into a voting and support agreement to vote in favor of the Merger and elect certain persons to Bearing’s board of directors, and Bearing agreeing to do the same in the event that a meeting of Bearing’s shareholders is required, (17) the composition of Bearing’s future board of directors, and (18) each party’s right to update its disclosure schedules to add disclosures related to actions contemplated by the Merger Agreement or which are in the ordinary course of business and are expressly permitted under the Merger Agreement.

Proxy Statement/Prospectus and Registration Statement

Pursuant to the Merger Agreement, Bearing has agreed to file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form F-4 (the “Registration Statement”) pursuant to which the shares of Bearing Common Stock issuable as Merger Consideration will be registered with the SEC under the Securities Act, and the Company will prepare a proxy statement on Schedule 14A relating to the approval and adoption by the Company’s shareholders at a meeting of the Company’s shareholders (the “Company Shareholder Meeting”), of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement (the “Proxy Statement/Prospectus”), for inclusion in the Registration Statement as a prospectus, and to be filed with the SEC as part of the Registration Statement. Bearing and the Company agreed to use reasonable best efforts to cause the Registration Statement to become effective under the Securities Act as soon after filing as practicable and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the transactions contemplated thereby. Further, the Company agreed to use its reasonable best efforts to cause the Proxy Statement/Prospectus to be mailed to its shareholders as promptly as practicable after the Registration Statement becomes effective.

Conditions to Consummation of the Business Combination

Consummation of the transactions contemplated by the Merger Agreement is subject to the satisfaction or waiver of customary conditions by the respective parties, including that each party’s respective representations and warranties be true and correct, except for those that do not have a material adverse effect, material performance by each party with all covenants it is required to comply with under the Merger Agreement at or prior to the Closing, and neither party, having suffered a material adverse effect since the date of the Merger Agreement that is continuing and uncured. Other Closing conditions include, among others: (i) the approval of the Merger Agreement and the Merger by the Company’s stockholders and, if required, by Bearing’s shareholders, (ii) the approval of the Merger by the TSX Venture Exchange, (iii) the absence of any order of a court or U.S. government entity prohibiting, restraining or enjoining the Merger or the related transactions, (iv) obtaining necessary third party consents and approvals, (v) the declaration by the SEC that the Registration Statement is effective under the Securities Act, (vi) the dissolution of Minera Li Energy SpA, a sociedad por acciones organized under the laws of Chile, (vii) the due execution of the shareholders agreement of Minera Salar Blanco S.A. by and among the Company, Minera Salar Blanco S.p.A., Lithium Power Inversiones Chile S.p.A. and Lithium Power International Limited, and (viii) the appointment of certain directors to Bearing’s board of directors.

In addition, each party’s obligation to consummate the Closing is conditioned on the receipt of certain Closing deliverables from the other party including, among others: (i) receipt by the Company of an executed employment agreement for certain key employees of the Company, and (ii) receipt by the Company of an opinion of counsel that, other than as may be expressly required by the TSX Venture Exchange prior to the Closing, the approval of Bearing’s shareholders is not required and that the Merger Consideration will be freely tradeable on the date which is four months and one day after the Effective Time.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including by either party if the transactions contemplated by the Merger Agreement have not been completed by December 31, 2017 (provided that the party seeking to terminate shall not have breached in any material respect its obligations thereunder in any manner that has proximately caused the failure to consummate the Merger or the other transactions contemplated by the Merger Agreement), as well as customary termination rights for the other party’s breach, if one party is prepared to consummate the Closing but the other party does not timely consummate the Closing, the occurrence of an event having a material adverse effect on the other party after the date of the Merger Agreement which is continuing and uncured, and the failure of the Company’s shareholders to approve the Merger Agreement at the Company Shareholder Meeting. The Merger Agreement may also be terminated by Bearing or the Company within 45 days after the effective date of the Merger Agreement if, during such time, either such party is not reasonably satisfied with the results of its due diligence investigation of the other such party. If the Merger Agreement is validly terminated, no party thereto will have any liability or any further obligation to any other party under the Merger Agreement, with certain limited exceptions, including liability for any fraud, intentional misrepresentation or intentional and material breach of the Merger Agreement prior to termination.

A copy of the Merger Agreement is filed with this Report as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Merger Agreement is qualified in its entirety by reference thereto.

Voting and Support Agreement

Pursuant to the Merger Agreement, the Company is obligated to use its commercially reasonable efforts prior to the Company Shareholder Meeting to cause certain of its insider shareholders to enter into a voting and support agreement with the Company, Bearing and Merger Sub (the “Voting Agreement” and each shareholder who enters into a Voting Agreement, a “Voting Agreement Shareholder”). The Voting Agreement will require each Voting Agreement Shareholder to agree, among other things, to vote all of its shares of the Company Common Stock: (i) in favor of the Merger Agreement, the Merger and the related articles of merger, and the other transactions contemplated by the Merger Agreement; (ii) against any alternative transaction relating to any merger, business combination or acquisition regarding the Company and not involving Bearing or an affiliate of Bearing, and (iii) against any agreement, amendment of the Company’s organizational documents or other action that is intended or would reasonably be expected to prevent, impede, materially interfere with or materially delay the consummation of the Merger. Each Voting Agreement Shareholder will retain its right to vote its shares of Company Common stock in its sole discretion on matters which are not covered by the Voting Agreement.

The Voting Agreement will also require each Voting Agreement Shareholder to give its proxy to Bearing or its designee, waive any dissenters or appraisal rights under Nevada or other applicable law in connection with the Merger, prohibit transfers of their shares of Company Common Stock prior to the termination of the Agreement and other actions that would impair their ability to fulfill their obligations under the Voting Agreement.

The Voting Agreement will automatically terminate upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms and (b) the Effective Time or, if earlier, upon the mutual written consent of the parties to the Voting Agreement. In addition, each Voting Agreement Shareholder who executes a Voting Agreement has the right to terminate such agreement immediately following (i) any decrease in the consideration payable to the Company’s shareholders in the Merger, (ii) any change in form of the consideration payable in the Merger to include a non-publicly-traded security and (iii) December 31, 2017. A copy of the Voting Agreement is filed with this Report as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Voting Agreement is qualified in its entirety by reference thereto.

Additional Information About the Merger and Disclaimer

The proposed Merger will be submitted to stockholders of the Company for their consideration. The Company and Bearing intend to file relevant materials with the SEC, including a registration statement on Form F-4 for Bearing that will include a proxy statements for the Company, in connection with the Merger and other matters and the Company will mail the relevant documents to its stockholders as of the record date established for voting on the Merger. The Company’s stockholders and other interested persons are advised to read, once available, the registration statement, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with the Company’s solicitation of proxies for its stockholders’ meeting to be held to approve, among other things, the Merger because these documents will contain important information about the Company, Bearing and the Merger. Stockholders may also obtain a copy of the proxy statement, once available, as well as other documents filed with the SEC that will be incorporated by reference in the proxy statement, without charge, at the SEC’s website located at www.sec.gov, on the Company’s website at www.li3energy.com or by directing a request to the Company’s investor relations department at info@li3energy.com. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

The Company, Bearing, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Merger. Information regarding the officers and directors of the Company is set forth in the Company’s annual report on Form 10-K for the year ended June 30, 2016, which was filed with the SEC on October 7, 2016. Additional information regarding the interests of such potential participants will also be included in the registration statement on Form F-4 (and will be included in the definitive proxy statement/prospectus for the Merger) and other relevant documents when they are filed with the SEC.

 Forward Looking Statements

This report includes “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this release are forward-looking statements, including statements regarding: the ability of Bearing and the Company to consummate the transactions contemplated by the Merger Agreement; the anticipated benefits of the transactions contemplated by the Merger Agreement, including the Merger; and statements regarding the operation of each of the Company and Bearing’s businesses, including the direct or indirect interests in mineral properties to be acquired by virtue of the Merger.

Such forward-looking statements are based on a number of assumptions, including assumptions regarding the ability of the parties to satisfy, in a timely manner, the conditions contained in the Merger Agreement; the successful development and/or commercialization of the Company and Bearing’s respective products, including the receipt of necessary regulatory approvals; general economic conditions; that the parties’ respective businesses are able to operate as anticipated without interruptions; competitive conditions; and changes in laws, rules and regulations applicable to the Company and Bearing. Although management of the Company and Bearing believe that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Factors which could cause actual results to differ materially from current expectations include: non-completion of the transactions contemplated by the Merger Agreement, including due to the parties failing to receive the necessary shareholder, stock exchange and regulatory approvals or the inability of the parties to satisfy in a timely manner and on satisfactory terms the necessary conditions; the failure to successfully develop or commercialize the parties’ respective products; adverse changes in general economic conditions or applicable laws, rules and regulations; and other factors detailed from time to time in each of the Company and Bearing’s periodic disclosure. All forward-looking statements and information made herein are based on the parties’ current expectations and neither party undertakes an obligation to revise or update such forward looking statements and information to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation of Securities

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Number	Description

2.1†	Merger Agreement, dated as of January 27, 2017, by and among Li3 Energy, Inc., Bearing Resources, Ltd., and Li Acquisition Corp.

10.1	Form of Voting and Support Agreement, dated as of January 27, 2017, by and among Li3 Energy, Inc., Bearing Resources, Ltd., and Li Acquisition Corp. and certain other insider stockholders of Li3 Energy, Inc. as set forth therein.

† The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2017	LI3 ENERGY, INC.

	By:	/s/ Luis Saenz
	Name:	Luis Saenz
	Title:	Chief Executive Officer